EXHIBIT 99.1
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ATLAS VENTURE ASSOCIATES III, L.P.

By: Atlas Venture Associates III, Inc.,
    as General Partner


By: /s/ D. Ari Buchler, Attorney-in-Fact
    ---------------------------------------
Name: D. Ari Buchler, Attorney-in-Fact



ATLAS VENTURE ASSOCIATES V, L.P.

By:  Atlas Venture Associates V, Inc.,
     as General Partner


By: /s/ D. Ari Buchler, Attorney-in-Fact
    ---------------------------------------
Name: D. Ari Buchler, Attorney-in-Fact



ATLAS VENTURE FUND III, L.P.

By:  Atlas Venture Associates III, L.P.,
as General Partner

By:  Atlas Venture Associates III, Inc.,
as General Partner


By: /s/ D. Ari Buchler, Attorney-in-Fact
    ---------------------------------------
Name: D. Ari Buchler, Attorney-in-Fact



ATLAS VENTURE ENTREPRENEURS' FUND III, L.P.

By: Atlas Venture Associates III, L.P.,
    as General Partner

By: Atlas Venture Associates III, Inc.,
    as General Partner


By: /s/ D. Ari Buchler, Attorney-in-Fact
    ---------------------------------------
Name: D. Ari Buchler, Attorney-in-Fact



ATLAS VENTURE FUND V, L.P.

By: Atlas Venture Associates V, L.P.,
    as General Partner

By: Atlas Venture Associates V, Inc.,
    as General Partner


By: /s/ D. Ari Buchler, Attorney-in-Fact
    ---------------------------------------
Name: D. Ari Buchler, Attorney-in-Fact



ATLAS VENTURE PARALLEL FUND V-A, C.V.

By: Atlas Venture Associates V, L.P.,
    as General Partner

By: Atlas Venture Associates V, Inc.,
    as General Partner


By: /s/ D. Ari Buchler, Attorney-in-Fact
    ---------------------------------------
Name: D. Ari Buchler, Attorney-in-Fact



ATLAS VENTURE PARALLEL FUND V-B, C.V.

By: Atlas Venture Associates V, L.P.,
    as General Partner

By: Atlas Venture Associates V, Inc.,
    as General Partner


By: /s/ D. Ari Buchler, Attorney-in-Fact
    ---------------------------------------
Name: D. Ari Buchler, Attorney-in-Fact



ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

By: Atlas Venture Associates V, L.P.
    as General Partner

By: Atlas Venture Associates V, Inc.
    as General Partner


By: /s/ D. Ari Buchler, Attorney-in-Fact
    ---------------------------------------
Name: D. Ari Buchler, Attorney-in-Fact